CHAIRMAN'S CIRCLE MEMBER LETTER

(company logo)


Dear Sir/Madam:

FINDING A SAFE, HIGH YIELDING INVESTMENT was much easier when CD rates were 8-10%. Today, CD and money market rates barely keep pace with inflation. Once you factor in the taxes on your earnings, you'll be lucky to come out ahead. That's why it makes sense for long-term investors to explore alternatives for higher yields.

The U.S. GOVERNMENT SECURITIES SAVINGS FUND is a savings fund where you can earn more for your money. It strives to provide one of THE HIGHEST GOVERNMENT MONEY MARKET FUND YIELDS in the nation. The Fund's proven track record offers you the superior performance you need to make your money grow in an ultra-safe investment.

Your YIELD IS HIGHER because we GUARANTEE LOW EXPENSES*. By limiting checkwriting to amounts of $500 or more, the Fund's transaction fees are reduced. In turn, the expense ratio is lowered, providing our shareholders with a higher yield.

ENHANCE YOUR INTEREST BEARING INVESTMENT PORTFOLIO by looking at U.S. Global's U.S. GOVERNMENT SECURITIES SAVINGS FUND and take advantage of the following features:

     $1,000 initial  investment
     Free checkwriting  privileges
     Write checks for $500 or more
     Dividends paid daily
     24-hour automated account access
     Direct deposit available

   -------------------------                    ---------------------------
      7-Day Simple Yield                          7-Day Effective Yield
             5.33%                                         5.47%
   -------------------------                    ---------------------------
      (as of 12/31/97)                               (as of 12/31/97)

In addition, all Chairman's Circle benefits would apply. We look forward to providing you, our Chairman's Circle shareholder with a safe, higher yielding, tax advantaged solution for your savings.

Sincerely,

/S/FRANK HOLMES

Frank E. Holmes
Chairman and CEO


     CALL
          1-800-FUND-VIP
          1-800-386-3847

*The Advisor of the Fund has guaranteed total fund operating expenses (as a percentage of net assets) will not exceed 0.40% until 6/30/98, or until such later date as the Advisor determines. The Fund's Advisor subsidized certain Fund expenses, enhancing the yield. A monthly small account fee will apply if your balance falls below the $1000 minimum. For more complete information about the U.S. Government Securities Savings Fund, including charges and expenses, call 1-800-US-FUNDS for a free prospectus. Read it carefully before you invest or send money. Past performance is no guarantee of future results. U.S. stands for United Services.